UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 8, 2015

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On September 8, 2015, Dynegy Inc. (“Dynegy”) issued a press release reporting: 1) its results from the PJM capacity auction for planning year 2018/2019 and the transition auction for the 2016/17 delivery year; and 2) an update to the share repurchase program. A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K.

Further, Dynegy is participating in the Barclays CEO Energy-Power Conference in New York, New York, on September 9, 2015 at which Robert C. Flexon, President and Chief Executive Officer of Dynegy, will be presenting. The presentation slides for use in conjunction with the conference are being posted in the “Investor Relations” section of www.dynegy.com.

The press release and the presentation slides contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated September 8, 2015, reporting Dynegy’s results from the PJM capacity auction and share repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: September 8, 2015	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated September 8, 2015, reporting Dynegy’s results from the PJM capacity auction and share repurchase program